SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 28, 1998
                                                         --------------


                                   NBI, INC.
            (Exact name of registrant as specified in its charter)




Delaware                           1-8232                        84-0645110
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(State  or  other                (Commission               (I.R.S. Employer
jurisdiction  of                 File Number)              Identification No.)
Incorporation)




           1880 Industrial Circle, Suite F, Longmont, Colorado  80501
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (303) 684-2700
                                                          --------------



                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM  5.  OTHER  EVENTS

Amended  Payment  Agreement  with  the  Internal  Revenue  Service  ("IRS")

On April 28, 1998, the Company and the IRS entered into an Amended Payment Agreement, revising the payment terms related to NBI, Inc.'s IRS debt of $5,278,000. Under the new agreement, $3,500,000 of the IRS debt is due on or before December 31, 1998 and the remaining $1,778,000 is due on or before December 31, 1999. Provided no event of default occurs prior to payment of the debt in full, NBI will not be obligated to pay any past, current or future interest related to the debt.

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              NBI,  INC.




Dated:  April  29,  1998                By:      /s/ Marjorie A. Cogan
                                                ---------------------
                                                Marjorie  A.  Cogan
                                            As  a  duly  authorized  officer
                                          Chief  Financial  Officer,  Secretary